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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2002


                       Arch Wireless Communications, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     033-72646                 31-1236804
----------------------------         -------------           -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)               File Numbers)           Identification No.)


    1800 West Park Drive, Suite 250
            Westborough, MA                                        01581
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. (the "Registrant"), a wholly-owned subsidiary of Arch Wireless, Inc. ("Arch"), filed an involuntary petition against the Registrant on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, the Registrant consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to the Registrant under chapter 11 of the Bankruptcy Code. Also on December 6, 2001, Arch and 19 of Arch's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. Arch and its domestic subsidiaries, including the Registrant, are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

         Arch and its domestic subsidiaries, including the Registrant, filed a Joint Plan of Reorganization (the "Plan") with the Bankruptcy Court on January 15, 2002. On January 18, 2002, Arch and its domestic subsidiaries, including the Registrant, filed with the Bankruptcy Court a Disclosure Statement (the "Disclosure Statement") pursuant to Section 1125 of the Bankruptcy Code with respect to the Plan. The Plan and the Disclosure Statement are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 2.2, respectively, and the information contained in the Plan and the Disclosure Statement is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         Exhibit No.  Description
         -----------  -----------

             2.1 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 15, 2002. Incorporated by reference from the Current Report on Form 8-K of Arch Wireless Communications, Inc. dated January 15, 2002 and filed on January 16, 2002.

             2.2*     Disclosure Statement, dated January 18, 2002, pursuant to
                      Section 1125 of the Bankruptcy Code with respect to Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

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* Filed herewith.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 2002                ARCH WIRELESS COMMUNICATIONS, INC.


                                       By:      /s/ J. Roy Pottle
                                           -------------------------------------
                                       Name:    J. Roy Pottle
                                       Title:   Executive Vice President and
                                                Chief Financial Officer








                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   2.1 Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 15, 2002. Incorporated by reference from the Current Report on Form 8-K of Arch Wireless Communications, Inc. dated January 15, 2002 and filed on January 16, 2002.

   2.2* Disclosure Statement, dated January 18, 2002, pursuant to Section 1125 of the Bankruptcy Code with respect to Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.


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* Filed herewith.